EX-14
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as a director and/or officer of JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK (the Depositor), a New York corporation, hereby appoints Andrew B. Hopping, Thomas J. Meyer and Clark P. Manning (with full power to each of them to act alone) his attorney-in-fact and agent, each with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities, to execute, deliver and file in the names of the undersigned, any of the documents referred to below relating to the registration statement on Form N-4, under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, covering the registration of a Variable Annuity Contract issued by JNLNY Separate Account I (the Registrant), including the initial registration statements, any amendment or amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority. Each of the undersigned grants to each of said attorney-in-fact and agent, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes as he could do in person, thereby ratifying all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which shall be deemed to be a single document.

         IN WITNESS WHEREOF, each of the undersigned director and/or officer hereby executes this Power of Attorney as of the 13th day of September, 2001.

/s/ Andrew B. Hopping
------------------------------------------
Andrew B. Hopping
Executive Vice President, Chief Financial Officer
and Director

/s/ Clark P. Manning
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Clark P. Manning
President and Chief Executive Officer

/s/ Seth E. Friedman
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Seth E. Friedman
Chief Administrative Officer and Director

/s/ Jay A. Elliott
------------------------------------------
Jay A. Elliott
Senior Vice President and Director

JNLNY
September 13, 2001
Power of Attorney


/s/ James G. Golembiewski
------------------------------------------
James G. Golembiewski
Director

/s/ Thomas J. Meyer
------------------------------------------
Thomas J. Meyer
Senior Vice President, General Counsel and Director

/s/ Donald B. Henderson, Jr.
------------------------------------------
Donald B. Henderson, Jr.
Director

/s/ Henry J. Jacoby
------------------------------------------
Henry J. Jacoby
Director

/s/ David L. Porteous
------------------------------------------
David L. Porteous
Director

/s/ Donald T. DeCarlo
------------------------------------------
Donald T. DeCarlo
Director